DECEMBER 22, 2020

SUPPLEMENT TO THE

HARTFORD MULTIFACTOR ETFs PROSPECTUS

DATED JANUARY 28, 2020, AS SUPPLEMENTED THROUGH SEPTEMBER 17, 2020

This Supplement contains new and additional information and should be read in connection with your Prospectus.

Effective immediately, the intra-day portfolio indicative value (“iNAV”) of each of Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF (each, a “Fund” and, collectively, the “Funds”) will no longer be disseminated throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. Accordingly, effective immediately, all references to the iNAV in the above referenced Statutory Prospectus are hereby deleted in their entirety.

This Supplement should be retained with your Prospectus for future reference.

HV-7567ETF	December 2020

DECEMBER 22, 2020

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD MULTIFACTOR ETFs

(LATTICE STRATEGIES TRUST)

DATED JANUARY 28, 2020, AS SUPPLEMENTED TO DATE

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”). Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI. The information in this Supplement supersedes any conflicting information in the SAI.

As of December 22, 2020, each of the Hartford Multifactor ETFs operates pursuant to Rule 6c-11 under the Investment Company Act of 1940, as amended, and may accept “custom baskets” with respect to creation and redemption orders. Accordingly, effective immediately, the following changes are made to the above-referenced SAI:

1.	The following section is included in the “CREATION AND REDEMPTION OF SHARES” section of the SAI immediately preceding the “PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS” subsection:

PROCEDURES FOR CREATING CUSTOM BASKETS

Creation and redemption baskets may differ, and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that is negotiated with and/or contains bespoke cash substitutions for a single Authorized Participant on the same business day. Each Fund has adopted policies and procedures that govern the construction and acceptance of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are designed in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser or Sub-Adviser who are required to review each custom basket for compliance. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.

2.	All references to the iNAV are hereby deleted in their entirety.

This Supplement should be retained with your Statement of Additional Information for future reference.